CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of CUNA Mutual Variable Annuity Account (the "Account") on Form N-4 of our report dated March 25, 2009, relating to the consolidated balance sheets of CUNA Mutual Insurance Society as of December 31, 2008 and 2007 and the related consolidated statements of operations, changes in policyholders' surplus, and cash flows for each of the three years in the period ended December 31, 2008 (which report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting for fair value of financial instruments in 2008 and the change in method of accounting for uncertainty in income taxes and defined pension and other postretirement plans in 2007, and (3) states that (a) we did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to us, and (b) our opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of such other auditors), appearing in the Statement of Additional Information, which is incorporated by reference in this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP

Chicago, Illinois
July 9, 2009
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of CUNA Mutual Variable Annuity Account (the "Account") on Form N-4 of our report dated February 16, 2009, related to the financial statements of the Subaccounts comprising the Account as of and for the two years ended December 31, 2008, appearing in the Statement of Additional Information, which is incorporated by reference in this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP

Chicago, Illinois
July 9, 2009